American Funds Insurance Series® Managed Risk Blue Chip Income and Growth Fund Summary Prospectus Supplement July 2, 2018 (for Class P1 and Class P2 shares summary prospectuses dated May 1, 2018)

The information under the heading “Portfolio managers of the underlying funds” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers of the underlying funds The individuals primarily responsible for the portfolio management of the Blue Chip Fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the Blue Chip Fund	Primary title with investment adviser
Christopher D. Buchbinder	11 years	Partner – Capital Research Global Investors
James B. Lovelace	11 years	Partner – Capital Research Global Investors
Lawrence R. Solomon	Less than 1 year	Partner – Capital Research Global Investors
James Terrile	6 years	Partner – Capital Research Global Investors

The individuals primarily responsible for the portfolio management of the Government Fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in the Government Fund	Primary title with investment adviser
David J. Betanzos	3 years	Partner – Capital Fixed Income Investors
Fergus N. MacDonald	8 years	Partner – Capital Fixed Income Investors
Ritchie Tuazon	3 years	Vice President – Capital Fixed Income Investors

Keep this supplement with your summary prospectus.

Lit. No. INP8BS-013-0718O CGD/8024-S68790